UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 30, 2010

Glowpoint, Inc.
(Exact name of registrant as specified in its Charter)

Delaware	0-25940	77-0312442
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Long Avenue Hillside, NJ		07205
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code   (312) 235-3888

Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On August 30, 2010, Glowpoint, Inc. (the “Company”) entered into an Amended and Restated Employment Agreement with Joseph Laezza, the Company’s Chief Executive Officer and President (the “CEO Agreement”).  The CEO Agreement replaced Mr. Laezza’s existing employment agreement dated March 11, 2004, which had been previously amended on several occasions.  The CEO Agreement modified certain terms contained in Mr. Laezza’s prior agreement, including (a) extending the expiration date of such agreement from January 31, 2012 to December 31, 2012, (b) increasing Mr. Laezza’s annual base salary from $265,000 to $275,000 and (c) providing for additional severance benefits of one year of accelerated vesting of his restricted stock and up to 12 months of COBRA payments on his behalf so long as Mr. Laezza executes the Company’s standard form of release and waiver.  The CEO Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On August 30, 2010, the Company entered into an Amended and Restated Employment Agreement with Edwin F. Heinen, the Company’s Chief Financial Officer (the “CFO Agreement”).  The CFO Agreement replaced Mr. Heinen’s existing employment agreement dated January 30, 2007, which had been previously amended on several occasions.  The CFO Agreement modified certain terms contained in Mr. Heinen’s prior agreement, including (a) providing for additional severance benefits of one year of accelerated vesting of his restricted stock and up to 12 months of COBRA payments on his behalf so long as Mr. Heinen executes the Company’s standard form of release and waiver and (b) determining that the resignation of Mr. Heinen will be deemed to be for “Good Reason” (as defined in the CFO Agreement) so long as such resignation occurs between June 1, 2011 and June 30, 2011 and on not less than 90 days’ prior written notice. The CFO Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Other than as noted herein, the material terms and provisions of each of the CEO Agreement and the CFO Agreement remain as have been previously disclosed in the Company’s public filings.

Item 9.01	Financial Statements and Exhibits

The following exhibits are furnished with this report:

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement dated August 30, 2010 between Glowpoint, Inc. and Joseph Laezza
10.2	Amended and Restated Employment Agreement dated August 30, 2010 between Glowpoint, Inc. and Edwin F. Heinen

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOWPOINT, INC.

By:                  /s/ Edwin F. Heinen
Name:            Edwin F. Heinen
Title:              Chief Financial Officer

Dated:  September 3, 2010